UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2020

RadNet, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33307	13-3326724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1510 Cotner Avenue

Los Angeles, California 90025

(Address of Principal Executive Offices) (Zip Code)

(310) 445-2800

(Registrant’s Telephone Number, Including Area Code)

(Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.0001 par value	RDNT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to First Lien Credit and Guaranty Agreement

On August 28, 2020, RadNet, Inc. entered into Amendment No. 8, Consent and Incremental Joinder Agreement to Credit and Guaranty Agreement by and among RadNet, Inc., Radnet Management, Inc., as borrower, and certain subsidiaries and affiliates of RadNet, Inc., as guarantors, Barclays Bank PLC, as administrative agent and collateral agent, and the lenders party thereto (the “Amendment”), which further amended the Amended and Restated First Lien Credit and Guaranty Agreement, dated as of July 1, 2016 (as amended, the “First Lien Credit Agreement”).

The Amendment amends the First Lien Credit Agreement to add $57.5 million of revolving commitments to the revolving credit facility extending the maximum borrowing capacity under the revolving credit facility to $195.0 million.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. A copy of the press release announcing the Amendment is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The foregoing descriptions of the Amendment do not purport to be complete and are qualified in their entirety by reference to Exhibits 10.1 and 99.1.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 8, Consent and Incremental Joinder Agreement to Credit and Guaranty Agreement dated as of August 28, 2020 by and among RadNet Management, Inc., RadNet, Inc., certain subsidiaries and affiliates of RadNet, Inc., as guarantors, the lenders party thereto from time to time, and Barclays Bank PLC, as administrative agent and collateral agent.

99.1	Press release, dated August 31, 2020, issued by RadNet, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2020	RadNet, Inc.

	By:	/s/ Mark Stolper
	Name:	Mark Stolper
	Title:	Executive Vice President and Chief Financial Officer

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